SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): July 15, 2004


                         DILLARD ASSET FUNDING COMPANY
                        Series 2000-1 and Series 2002-2
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                                   333-67855
                           (Commission File Number)

                                  88-0352714
                       (IRS Employer Identification No.)

                      c/o Chase Manhattan Bank USA, N.A.
                          500 Stanton Christiana Rd.
                                OPS4/3rd Floor
                            Newark, Delaware 19713
              (Address of Principal Executive Offices) (Zip Code)

                                (302) 575-5000
              (Registrants' Telephone Number, Including Area Code)


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Item 5.  Other Events.
                  Dillard Credit Card Master Trust I is the issuer of Class A Floating Rate Asset Backed Certificates Series 2000-1 and 3.80% Class A Asset Backed Certificates Series 2002-2. The asset-backed certificates are serviced in accordance with the Amended and Restated Pooling and Servicing Agreement, dated as of June 28, 2000, as amended. The parties to the Pooling and Servicing Agreement are Dillard Asset Funding Company, as transferor, Dillard National Bank, as servicer and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank USA, N.A.) as trustee.

                  On July 15, 2004 Dillard National Bank as servicer, distributed monthly payments to the holders of the Series 2000-1 and Series 2002-2 certificates. Copies of the monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.

                  On August 7, 2004, Dillard's, Inc. ("Dillard's") and Dillard National Bank, the private label credit card subsidiary of Dillard's ("DNB"), entered into a Purchase, Sale and Servicing Transfer Agreement (the "Purchase Agreement") with General Electric Capital Corporation ("GECC") and GE Capital Consumer Card Co. ("GE Consumer"). Pursuant to the Purchase Agreement, Dillard's and DNB will sell substantially all of the assets of DNB to GE Consumer for approximately $1.25 billion, which amount includes the assumption of $400 million of securitization liabilities, the purchase of owned accounts receivable and a premium. Dillard's and GE Consumer will also form a long-term marketing and servicing alliance under a Private Label Credit Card Program Agreement (the "Program Agreement") having an initial term of ten years. The transaction has been approved by both companies and is expected to close by the end of the current fiscal year, subject to customary regulatory review and closing conditions. A copy of the Dillard's press release announcing the execution of the Purchase Agreement is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Exhibits.

         20.1 Monthly Reports with respect to the July 15, 2004 distribution.

         99.1    Press release dated August 8, 2004.



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                                  SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            DILLARD ASSET FUNDING COMPANY

                                            By:  Administrator

                                            By:  /s/ Sherrill E. Wise
                                                 ------------------------------
                                                 Name: Sherrill E. Wise
                                                 Title: Administrator



Dated:  August 18, 2004


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                                 EXHIBIT INDEX


Exhibit
Number      Title
-------     ------

20.1        Monthly Reports with respect to the July 15, 2004 distribution.

99.1        Press release dated August 8, 2004.